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                                                                   Exhibit 10.40

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                               FIRST SUPPLEMENTAL
                                 TRUST INDENTURE

                                     BETWEEN

                            CASTLE BRANDS (USA) CORP.

                                    AS ISSUER

                                       AND

                              JPMORGAN CHASE BANK,
                              NATIONAL ASSOCIATION

                              AS INDENTURE TRUSTEE

                          DATED AS OF AUGUST 15 , 2005

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                                TABLE OF CONTENTS

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                                   ARTICLE ONE
                  DEFINITIONS, EXHIBITS AND GENERAL PROVISIONS

Section 1.1   Definitions Generally......................................     2

                                   ARTICLE TWO
               AMENDMENTS TO ORIGINAL INDENTURE AND ORIGINAL NOTES

Section 2.1   Amendment and Restatement of the Indenture.................     2
Section 2.2   Amendment and Restatement of Original Notes................     2

                                  ARTICLE THREE
                            MISCELLANEOUS PROVISIONS

Section 3.1   Severability...............................................     2
Section 3.2   Counterparts...............................................     3
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                       FIRST SUPPLEMENTAL TRUST INDENTURE

     This FIRST SUPPLEMENTAL TRUST INDENTURE (the "First Supplemental Indenture") is made and entered into as of August 15, 2005, by and between CASTLE BRANDS (USA) CORP., a corporation duly organized and existing under the laws of the State of Delaware (the "Issuer"), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, authorized to accept and execute trusts of the character herein set out, with a payment office in Dallas, Texas (the "Trustee") and is joined in by MHW, LTD., a New York corporation serving as the Collateral Agent under the Security Documents (as defined herein).

                                   WITNESSETH

     WHEREAS:

     A. The Issuer and the Trustee, joined by the Collateral Agent, have heretofore entered into a Trust Indenture dated as June 1, 2004 (the "Original Indenture") authorizing the issuance of up to Five Million Dollars ($5,000,000) of the Issuer's 8% Senior Secured Notes, Series 2004, due May 31, 2007 (the "Original Notes").

     B. The Issuer has heretofore issued Four Million Six Hundred Sixty Thousand Dollars ($4,660,000) of Original Notes.

     C. The Issuer desires to amend the terms of the Original Notes (i) to extend the maturity date from May 31, 2007 to May 31, 2009, and (ii) to increase the interest rate payable on the Original Notes from eight percent (8%) to nine percent (9%) (hereinafter referred to as the "Amended Notes").

     D. The Issuer desires to amend the terms of the Original Indenture (i) to authorize a maximum of Ten Million Dollars ($10,000,000) of Amended Notes to be issued thereunder (inclusive of the $4,660,000 of outstanding Original Notes being amended hereby) and (ii) to amend and restate the Original Indenture to conform to the terms of the Amended Notes.

     E. The Issuer and the Trustee, joined by the Collateral Agent, are permitted by Section 11.2 of the Original Indenture to make such amendments to the Original Notes and Original Indenture with the consent of two-thirds or more of the beneficial owners of the Original Notes, referred to in the Original Indenture as a "Supermajority of Owners."

     F. The Issuer and the Trustee, joined in by the Collateral Agent and having obtained the consent of a Supermajority of Owners, now wish to enter into this First Supplemental Indenture to amend and restate the Original Indenture and the Original Notes.

     NOW THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:


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                                   ARTICLE ONE
                  DEFINITIONS, EXHIBITS AND GENERAL PROVISIONS

Section 1.1 Definitions Generally.

     All terms capitalized but not otherwise defined in this First Supplemental Indenture shall have the meanings assigned to such terms in the First Amended and Restated Indenture. In this First Supplemental Indenture, the following terms have the following meanings unless the context hereof clearly requires otherwise:

     "AMENDED NOTES" mean as defined in Recital C.

     "FIRST AMENDED AND RESTATED INDENTURE" means the First Amended and Restated Indenture of Trust originally dated as of June 1, 2004, and as amended and restated as of August 15, 2005, in substantially the form attached hereto as Exhibit A, as executed by the Trustee and the Issuer with the joinder of the Collateral Agent.

     "FIRST SUPPLEMENTAL INDENTURE" means as defined in the introductory paragraph hereto.

     "ORIGINAL INDENTURE" means as defined in Recital A.

     "ORIGINAL NOTES" mean as defined in Recital A.

                                   ARTICLE TWO
               AMENDMENTS TO ORIGINAL INDENTURE AND ORIGINAL NOTES

Section 2.1 Amendment and Restatement of the Indenture.

     The Original Indenture is hereby amended and restated as set forth in the First Amended and Restated Indenture attached hereto as EXHIBIT A, and all references to "Indenture" contained in the Amended Notes, any subsequent supplemental indenture, in the Parent Guaranty, in the Security Documents or in any related documents, shall for all purposes refer to the First Amended and Restated Indenture.

Section 2.2 Amendment and Restatement of Original Notes.

     The Original Notes are hereby amended and restated as set forth on Exhibit "A" to the First Amended and Restated Indenture.

                                  ARTICLE THREE
                            MISCELLANEOUS PROVISIONS

Section 3.1 Severability.

     If any provision of this First Supplemental Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions or in all cases because it conflicts with any other provisions of any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not


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have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provisions herein contained invalid, inoperative of unenforceable to any extent whatever.

Section 3.2 Counterparts.

     This First Supplemental Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.


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     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental
Indenture to be duly executed and attested by their respective officers thereunto duly authorized, all as of the day and year first written above.

Attest:                                 CASTLE BRANDS (USA) CORP.


/s/ Amelia Gary                         By: /s/ Mark E. Andrews
-------------------------------------       ------------------------------------
                                        Name: Mark E. Andrews
                                        Title: Chairman & CEO


Attest:                                 JPMORGAN CHASE BANK, NATIONAL
                                        ASSOCIATION, as Trustee


/s/ Mary Jane Henson                    By: /s/ Carol Logan
-------------------------------------       ------------------------------------
                                        Name: Carol Logan
                                        Title: Vice President


Joined in by MHW, LTD.,
as Collateral Agent:


By: /s/ John F. Beaudette
    ---------------------------------
Name: John F. Beaudette
Title: President


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